UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 19, 2023

Date of Report (date of earliest event reported)

UpHealth, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38924	83-3838045
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

14000 S. Military Trail, Suite 203

Delray Beach, FL 33484

(Address of principal executive offices, including zip code)

(888) 424-3646

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	UPH	New York Stock Exchange
Redeemable Warrants, exercisable for one share of Common Stock at an exercise price of $115.00 per share	UPH.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.03	Bankruptcy or Receivership.

On September 19, 2023 (the “Petition Date”), UpHealth Holdings, Inc., a Delaware corporation (“UpHealth Holdings” or the “Debtor”) and a wholly-owned direct subsidiary of UpHealth, Inc. (the “Company”), filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code (the “Chapter 11 Case”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). Neither the Company nor any other direct or indirect subsidiary of the Company besides the Debtor has filed a petition for relief under Chapter 11 of the U.S. Bankruptcy Code. The Chapter 11 Case is being administered under the caption In re UpHealth Holdings, Inc., Case No. 23-11476. The Debtor will continue to operate its business as “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the U.S. Bankruptcy Code and orders of the Bankruptcy Court. To ensure its ability to continue ordinary course operations during the Chapter 11 Case, the Debtor will file with the Bankruptcy Court motions seeking a variety of customary “first-day” relief.

Cautionary Statements

A significant portion of the operations of the Company are conducted through UpHealth Holdings and UpHealth Holdings’ subsidiaries, and significant portion of the assets of the Company are held by UpHealth Holdings and UpHealth Holdings’ subsidiaries. The Company cautions its equity holders that trading in its securities during the pendency of the Chapter 11 Case may be highly speculative and may pose additional, substantial risks in addition to the various risks that the Company has previously disclosed in its press releases, registration statements filed under the Securities Act of 1933, as amended, and periodic reports and schedules filed under the Securities Exchange Act of 1934, as amended.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The filing of the Chapter 11 Case on the Petition Date as described in Item 1.03 above constitutes an event of default that accelerated the Company’s obligations under the following debt instruments (the “Debt Instruments”):

•

Indenture, dated June 9, 2021, by and between the Company and Wilmington Trust, National Association, a national banking association, in its capacity as trustee thereunder, governing the 6.25% Convertible Senior Notes due 2026 (the “2026 Notes”) which, subject to the event of default triggered by the Chapter 11 Case, mature on June 15, 2026.

•

Indenture, dated as of August 18, 2022, by and between the Company and Wilmington Trust, National Association, a national banking association, in its capacity as trustee and as collateral agent thereunder, governing the Variable Rate Convertible Senior Secured Notes due 2025 (the “2025 Notes”) which, subject to the event of default triggered by the Chapter 11 Case, mature on December 15, 2025.

The Debt Instruments provide that upon the filing of the Chapter 11 Case, the principal and interest due thereunder shall be immediately due and payable. Any efforts to enforce such payment obligations under the Debt Instruments against UpHealth Holdings are automatically stayed as a result of the filing of the Chapter 11 Case. As of August 31, 2023, the Company had approximately $57.2 million in aggregate principal amount of 2025 Notes and approximately $115 million in aggregate principal amount of 2026 Notes was issued and outstanding.

Item 8.01	Other Events.

On September 19, 2023, the Company issued a press release announcing the filing of the Chapter 11 Case, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, the Ch. 11 bankruptcy process and the operations of the Company and its subsidiaries with UpHealth Holdings under the protection of the Bankruptcy Court, the prospects for an appeal of the summary judgment issued in favor of an opposing litigant, the projected operation and financial performance of the Company, its product offerings and developments and reception of its product by customers, and the Company’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future revenue and the business plans of the Company’s management team. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this Current Report on Form 8-K are based on certain assumptions and analyses made by the management of the Company considering their respective experience and perception of historical trends, current conditions, and expected future developments and their potential effects on the Company as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward looking statements, including the ability of the Company to service or otherwise pay its debt obligations, the mix of services utilized by the Company’s customers and such customers’ needs for these services, market acceptance of new service offerings, the ability of the Company to expand what it does for existing customers as well as to add new customers, uncertainty with respect to how the ICA or the Indian courts shall decide various matters that are before them or that the Glocal Board will act in compliance with their fiduciary duties to their shareholders, that the Company will have sufficient capital to operate as anticipated, and the impact that the novel coronavirus and the illness, COVID-19, that it causes, as well as government responses to deal with the spread of this illness and the reopening of economies that have been closed as part of these responses, may have on the Company’s operations, the demand for the Company’s products, global supply chains and economic activity in general. Should one or more of these risks or uncertainties materialize or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except as may be required under applicable securities laws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated September 19, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 19, 2023	UPHEALTH, INC.

	By:	/s/ Samuel J. Meckey
	Name:	Samuel J. Meckey
	Title:	Chief Executive Officer